UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2019

CASI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20713	58-1959440
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

9620 Medical Center Drive, Suite 300

Rockville, Maryland 20850

(Address of principal executive offices) (Zip Code)

(240) 864-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Open Market Sale AgreementSM

On July 19, 2019, CASI Pharmaceuticals, Inc. (“CASI” or “Company”), entered into an Open Market Sale AgreementSM (the “Sales Agreement”) with Jefferies LLC (“Jefferies”). Pursuant to the terms of the Sales Agreement, the Company may elect to sell from time to time, at its option, up to $30 million shares of the Company’s common stock, par value $0.01 per share (the “Shares”), through Jefferies, as sales agent.

Any sales of Shares pursuant to the Sales Agreement will be made under the Company’s effective “shelf” registration statement (the “Registration Statement”) on Form S-3 (File No. 333-222046) which was declared effective on December 22, 2017 and the related prospectus supplement and the accompanying prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on July 19, 2019.

Under the terms of the Sales Agreement, the Company may elect to sell shares of its common stock through Jefferies by any method permitted that is deemed an "at the market offering" as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”). Based upon the Company's instructions (including any price, time or size limits or other customary parameters or conditions the Company may impose) Jefferies will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Company's common stock from time to time. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company's common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company. The Company is not obligated to make any sales of common stock under the Sales Agreement and the Company cannot provide any assurances that it will issue any shares pursuant to the Sales Agreement. The Company will pay a commission rate of up to 3.0% of the gross sales price per share sold and agreed to reimburse Jefferies for certain specified expenses, including the fees and disbursements of its legal counsel in an amount not to exceed $90,000. The Company has also agreed pursuant to the Sales Agreement to provide Jefferies with customary indemnification and contribution rights.

The Company or Jefferies upon notice to the other, may suspend the offering of the Shares under the Sales Agreement at any time. The offering of the Shares pursuant to the Sales Agreement will terminate upon the sale of Shares in an aggregate offering amount equal to $30 million, or sooner if either the Company or Jefferies terminate the Sales Agreement pursuant to its terms.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Sales Agreement is also incorporated by reference into the Registration Statement.

A copy of the opinion of Arnold & Porter Kaye Scholer LLP relating to the legality of the shares of Common Stock issuable under the Sales Agreement, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is also incorporated by reference into the Registration Statement.

The above disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The representations, warranties and covenants contained in the Sales Agreement were made solely for the benefit of the parties to the Sales Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Sales Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Sales Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Amendment to HCW Sales Agreement

On July 19, 2019, the Company entered into an amendment (the “Amendment”) to its Common Stock Sales Agreement with H.C. Wainwright & Co., LLC dated February 23, 2018 (the “Original Agreement”). Pursuant to the terms of the Amendment, the maximum amount that may be sold under the Original Agreement has been reduced to $20 million. The Amendment also harmonizes certain provisions of the Original Agreement with the Sales Agreement with Jefferies and waives any breach of the terms, covenants, or conditions of the Original Agreement, if any, arising from the Company entering into the Sales Agreement with Jefferies.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 1.3 to this Current Report on Form 8-K and is incorporated herein by reference. The Amendment is also incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

1.1	Open Market Sale AgreementSM by and between CASI Pharmaceuticals, Inc. and Jefferies LLC dated July 19, 2019

1.2	Common Stock Sales Agreement by and between CASI Pharmaceuticals, Inc. and H.C. Wainwright & Co. LLC dated February 23, 2019 (incorporated herein by reference from Exhibit 1.1 to a Current Report on Form 8-K filed February 23, 2018)

1.3	Amendment No. 1 to Common Stock Sales Agreement by and between CASI Pharmaceuticals, Inc. and H.C. Wainwright & Co., LLC dated July 19, 2019

5.1	Opinion of Arnold & Porter Kaye Scholer LLP

23.1	Consent of Arnold & Porter Kaye Scholer LLP (included in the opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI Pharmaceuticals, Inc. (Registrant)

By:	/s/ Cynthia W. Hu
Cynthia W. Hu
COO, General Counsel & Secretary

Date: July 19, 2019